UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 27, 2022 (May 23, 2022)

MITEK SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware		001-35231	87-0418827
(State or other jurisdiction of incorporation)		(Commission File Number)	(IRS Employer Identification No.)

600 B Street, Suite 100
San Diego,	California		92101
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (619) 269-6800
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	MITK	The NASDAQ Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 4.01 Changes in Registrant’s Certifying Accountant.
On May 23, 2022, Mayer Hoffman McCann P.C. (“MHM”) notified Mitek Systems, Inc. (the “Company”) of its decision to resign as the Company’s independent registered public accounting firm effective on the earlier of (i) the date the Company engages a new independent registered public accounting firm or (ii) the filing of the Company’s Quarterly Report on Form 10-Q for the period ended June 30, 2022 or (iii) August 16, 2022. The Company is currently in the process of selecting a successor independent registered public accounting firm and will disclose its engagement of a new independent registered public accounting firm once the selection process has been completed, as required by the rules and regulations of the U.S. Securities and Exchange Commission (“SEC”).
The reports of MHM on the Company’s consolidated financial statements for the fiscal years ended September 30, 2021 and 2020 did not contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope, or accounting principles. During the fiscal years ended September 30, 2021 and 2020, and in the subsequent interim periods through the date of this report, there have been no disagreements (within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions) with MHM on any matters of accounting principles or practices, financial statement disclosure or auditing scope and procedure, which disagreements, if not resolved to the satisfaction of MHM, would have caused MHM to make reference thereto in its reports.
During the fiscal years ended September 30, 2021 and 2020, and in the subsequent interim periods through the date of this report, there were no reportable events (as that term is described in Item 304(a)(1)(v) of Regulation S-K), except for a material weakness disclosed under “Item 4. Controls and Procedures” of the Company’s Quarterly Reports on Form 10-Q for the fiscal quarter ended March 31, 2022 and “Item 9A. Controls and Procedures” of the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2021.
The Company provided a copy of the foregoing disclosures to MHM and requested that MHM furnish it with a letter addressed to the SEC stating whether MHM agrees with the above statements. A copy of MHM’s letter, dated May 27, 2022 is filed as Exhibit 16.1 to this Current Report on Form 8-K.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
16.1	Letter from Mayer Hoffman McCann P.C., dated May 27, 2022
104	Cover Page Interactive Data File, formatting Inline Extensible Business Reporting Language (iXBRL)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Mitek Systems, Inc.

May 27, 2022	By:	/s/ Frank Teruel
Frank Teruel
Chief Financial Officer

Exhibit Index

Exhibit Number	Description
16.1	Letter from Mayer Hoffman McCann P.C., dated May 27, 2022
104	Cover Page Interactive Data File, formatting Inline Extensible Business Reporting Language (iXBRL)